Fees Summary	Nov. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,172,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,680.95
Total Offset Amount	0.00
Net Fee	$ 1,680.95
Final Prospectus	false